SECURITIES AND EXCHANGE COMMISSION


                             Washington, D.C.  20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                                 Date of Report
                                  July 23, 1998


                             THOMAS INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


                  1-5426                            61-0505332
         (Commission File Number)       (IRS Employer Identification No.)

            4360 Brownsboro Road, Suite 300
                  Louisville, Kentucky                       40207

       (Address of principal executive offices)            (Zip Code)

               Registrant's telephone number, including area code
                                  502/893-4600


ITEM 5.  Other Events.

   On July 16, 1998, the registrant, Thomas Industries Inc., reported earnings for the second quarter of 1998. A copy of the press release is filed herewith.

ITEM 7.  Financial Statements and Exhibits.

         (c)  Exhibits

Exhibit Number    Description

     99.1         Press release regarding earnings in the second quarter.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THOMAS INDUSTRIES INC.
                                  (Registrant)


                             By:  /s/ Phillip J. Stuecker
                                      Phillip J. Stuecker, Vice President of
                                      Finance, Chief Financial Officer, and
                                      Secretary

Dated:  July 23, 1998